UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2024

Twin Vee PowerCats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 S. US-1

Ft. Pierce, Florida 34982

(Address of principal executive offices, including zip code)

(772) 429-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 26, 2024 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger, dated as of August 12, 2024 (the “Merger Agreement”), by and between Twin Vee PowerCats Co., a Delaware corporation (the “Company” or “Twin Vee”), Twin Vee Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Twin Vee (“Merger Sub”), and Forza X1, Inc., a Delaware corporation (“Forza”), Merger Sub was merged with and into Forza (the “Merger”), with Forza surviving the Merger as a wholly-owned subsidiary of Twin Vee.

The Merger became effective on November 26, 2024, when the certificate of merger with respect to the Merger was filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, (a) each outstanding share of common stock of Forza , par value $0.001 per share of Forza (the “Forza Common Stock”) (other than any shares held by Twin Vee) was converted into the right to receive 0.611666275 shares of Twin Vee common stock, par value $0.001 per share (the “Twin Vee Common Stock”), (b) each outstanding Forza stock option, whether vested or unvested, that had not previously been exercised prior to the Effective Time was converted into an option to purchase 0.611666275 shares of Twin Vee Common Stock for each share of Forza Common Stock covered by such option, (c) each outstanding warrant to purchase shares of Forza Common Stock was assumed by Twin Vee and converted into a warrant to purchase 0.611666275 shares of Twin Vee Common Stock for each share of Forza Common Stock for which such warrant was exercisable for prior to the Effective Time, and (d) the 7,000,000 shares of Forza Common Stock held by Twin Vee were cancelled.

The issuance of shares of Twin Vee Common Stock to the former shareholders of Forza was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-281788), as amended, filed by Twin Vee with the Securities and Exchange Commission (the “SEC”) and declared effective on October 10, 2024 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Merger, the Merger Agreement and the transactions contemplated thereby. The foregoing description of the Merger and the Merger Agreement, and transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is set forth as Annex A to the Joint Proxy Statement/Prospectus, and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 2.01 is incorporated by reference herein.

Appointment of New Director

At the Effective Time, in accordance with the terms of the Merger Agreement, the size of Twin Vee’s board of directors (the “Board”) was set at five, Joseph Visconti, Preston Yarborough, Neil Ross and Kevin Schuyler remained as directors of Twin Vee and Marcia Kull was appointed as a director of Twin Vee.

Upon her appointment, Ms. Kull was appointed to serve on the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Ms. Kull will participate in the non-employee director compensation arrangements described under the heading “Twin Vee Director Compensation” contained in the Joint Proxy Statement/Prospectus and incorporated by reference herein.

Following the Merger, the composition of each class of the board is as follows: The Class I directors are Neil Ross and Marcia Kull, whose terms will expire at the annual meeting of stockholders to be held in 2025. The Class II director is Preston Yarborough, whose term will expire at the annual meeting of stockholders to be held in 2026. The Class III directors are Kevin Schuyler and Joseph Visconti, whose terms will expire at the annual meeting of stockholders to be held in 2027.

Departure of Directors

In connection with the Merger and effective as of the Effective Time, Bard Rockenbach and James Melvin resigned as directors of Twin Vee and any committees thereof. The decision to resign by each of Messrs. Rockenbach and Melvin was not the result, in whole or in part, of any disagreement with Twin Vee, its management team, or the board of directors of Twin Vee, on any matter relating to Twin Vee operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) The audited balance sheets of Forza as of December 31, 2023 and 2022, and the related statements of operations, stockholders’ equity and cash flows for the fiscal years ended December 31, 2023 and 2022 are set forth under the caption “Index to Financial Statements – Forza Financial Statements” on pages F-52 through F-65 of the Joint Proxy Statement/Prospectus and are hereby incorporated by reference herein.

(ii) The unaudited balance sheet of Forza as of September 30, 2024 and the related statements of operations, stockholders’ equity and cash flows for the three and nine months ended September 30, 2024 and 2023 beginning on page 4 of Forza’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 are incorporated by reference herein.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Combined Consolidated Financial Information of Twin Vee and Forza are included as Exhibit 99.1 to this report and incorporated by reference herein.

(d) Exhibits

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of August 12, 2024, by and among Twin Vee PowerCats Co., Forza X1, Inc. and Twin Vee Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 12, 2024).

23.1	Consent of Grassi & Co., CPAs, P.C.

99.1	Unaudited Pro Forma Combined Consolidated Financial Information of Twin Vee and Forza

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

* Exhibits and schedules have been omitted pursuant to Items 601(a)(5) and 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 26, 2024	Twin Vee PowerCats Co.

	By:	/s/ Joseph C. Visconti
Joseph C. Visconti
Chief Executive Officer